UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 9, 2010
THE WILLIAMS COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

One Williams Center, Tulsa, Oklahoma	74172
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: 918/573-2000
WILLIAMS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-32599	20-2485124
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

One Williams Center, Tulsa, Oklahoma	74172-0172
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: 918/573-2000
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On February 9, 2010, Williams Partners L.P. (the “Partnership”) completed a $3.5 billion private offering (the “Offering”) of its senior notes to certain institutional investors in an offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Offering consisted of: $750 million aggregate principal amount of 3.800% senior notes due 2015, priced at 99.954% to par (the “2015 Notes”); $1.5 billion aggregate principal amount of 5.250% senior notes due 2020, priced at 99.945% to par (the “2020 Notes”); and $1.25 billion aggregate principal amount of 6.300% senior notes due 2040, priced at 99.401% to par (the “2040 Notes,” and together with the 2015 Notes and the 2020 Notes, the “Notes”).
     The 2015 Notes will pay interest semi-annually in cash in arrears on February 15 and August 15 of each year, beginning on August 15, 2010. The 2020 Notes will pay interest semi-annually in cash in arrears on March 15 and September 15 of each year, beginning on September 15, 2010. The 2040 Notes will pay interest semi-annually in cash in arrears on April 15 and October 15 of each year, beginning on October 15, 2010. The Notes are the Partnership’s senior unsecured obligations and will rank equally in right of payment with all of its other senior indebtedness and senior to all of its future indebtedness that is expressly subordinated in right of payment to the Notes.
     The Notes were issued pursuant to an indenture (the “Indenture”), dated as of February 9, 2010, between The Bank of New York Mellon Trust Company, N.A., as trustee, and the Partnership. The Indenture contains covenants that, among other things, restrict the Partnership’s ability to incur liens on assets to secure certain debt and merge, consolidate or transfer or lease all or substantially all of its assets, subject to certain qualifications and exceptions. A copy of the Indenture is filed as Exhibit 4.1 to this report, and the description of the terms of the Indenture in this Item 1.01 is qualified in its entirety by reference to such exhibit.
     The Partnership intends to use the net proceeds from the Offering to fund the cash portion of its previously announced asset contribution transaction (the “Dropdown”) with The Williams Companies, Inc. The Partnership may redeem some or all of each series of Notes at any time or from time to time after the Dropdown becomes effective at a specified “make-whole” premium for each series of Notes (as described in the Indenture). Pending consummation of the Dropdown, the net proceeds of the Offering will be held in an account in the Partnership’s name with the trustee under the Indenture and would be used to fund a special mandatory redemption of the Notes if the Dropdown is not consummated on or prior to April 15, 2010. Such redemption would occur on or before May 5, 2010 at a redemption price equal to 101% of the aggregate principal amount of the Notes plus accrued interest to, but not including, the redemption date. The Notes may also be redeemed at the Partnership’s option, in whole but not in part, at any time prior to April 15, 2010 if, in the Partnership’s judgment, the Dropdown will not be consummated on or prior to April 15, 2010 at a redemption price equal to 101% of the aggregate principal amount of the Notes plus accrued interest to, but not including, the redemption date.
     The holders of the Notes are entitled to the benefits of a Registration Rights Agreement (the “Registration Rights Agreement”) dated as of February 9, 2010, among the Partnership and Barclays Capital Inc. and Citigroup Global Markets Inc., each acting on behalf of themselves and the several initial purchasers listed on Schedule I thereto. Under the Registration Rights Agreement, the Partnership has agreed to file a registration statement with the Securities and Exchange Commission for an offer to exchange the Notes of each series for a new issue of substantially identical notes registered under the Securities Act on or before 180 days after February 9, 2010. The Partnership is also obligated to use its commercially reasonable efforts to cause the registration statements to be declared effective on or prior to 270 days after February 9, 2010 and to consummate the exchange offer on or before 30 business days after such effective date. The Partnership also may be required to file a shelf registration statement to cover resales of the Notes under certain circumstances. If the Partnership fails to satisfy certain of its obligations under the Registration Rights Agreement, it may be required to pay additional interest on the Notes. A copy of the Registration Rights Agreement is filed as Exhibit 10.1 to this report, and the description of the terms of the Registration Rights Agreement in this Item 1.01 is qualified in its entirety by reference to such exhibit.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information included in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.
     On February 9, 2010, the Partnership issued a press release announcing the completion of the Offering. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
4.1	Indenture, dated as of February 9, 2010, between Williams Partners L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee.
10.1
Registration Rights Agreement, dated as of February 9, 2010, among Williams Partners L.P. and Barclays Capital Inc. and Citigroup Global Markets Inc., each acting on behalf of themselves and the several initial purchasers listed on Schedule I thereto.

99.1	Press release, dated February 9, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.
/s/ La Fleur C. Browne
La Fleur C. Browne
Corporate Secretary

DATED: February 10, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P.
By:	Williams Partners GP LLC,
its General Partner

/s/ La Fleur C. Browne
La Fleur C. Browne
Corporate Secretary

DATED: February 10, 2010

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture, dated as of February 9, 2010, between Williams Partners L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee.
10.1
Registration Rights Agreement, dated as of February 9, 2010, among Williams Partners L.P. and Barclays Capital Inc. and Citigroup Global Markets Inc., each acting on behalf of themselves and the several initial purchasers listed on Schedule I thereto.

99.1	Press release, dated February 9, 2010.